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                         GREENWICH STREET SERIES FUND
                               on behalf of the
                 Salomon Brothers Variable All Cap Value Fund

                     Supplement dated February 6, 2002 to
                        Prospectus dated April 28, 2001

   The following information supplements the disclosure in the Prospectus of the Salomon Brothers Variable All Cap Value Fund (the "Fund"). Defined terms have the same meanings as set forth in the Prospectus.

   Effective December 17, 2001, the Fund has changed its performance benchmark from the S&P 500 Index to the Russell 3000 Index. Management believes that the Russell 3000 Index provides a more meaningful correlation with the Fund's investment objective than its current benchmark.

   The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.6 billion; the median market capitalization was approximately $732 million. The Russell 3000 Index had a total market capitalization range of approximately $487 billion to $147 million.

   The average annual total returns for the one- and five-year periods ended December 31, 2000 for the Russell 3000 Index were (7.46)% and 17.39%, respectively. The average annual total return for the period October 16, 1991 (inception date) through December 31, 2000, for the Russell 3000 Index was 16.16%.

   For comparison, the average annual total returns for the one- and five-year periods ended December 31, 2000 for the S&P 500 Index were (9.11)% and 18.33%, respectively. The average annual total return for the period October 16, 1991 (inception date) through December 31, 2000, for the S&P 500 Index was 16.55%.

FD 02497